    EXHIBIT 10.2

AMENDMENT NO. 1 TO
GREEN BALLAST, INC.
12% SENIOR SECURED NOTE

THIS AMENDMENT NO. 1, dated as of July 16, 2012 (the “Amendment”), to the 12% Senior Secured Note, dated as of April 16, 2012, as amended from time to time (the “Gemini Note”), by Green Ballast, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company issued the Gemini Note to Gemini Master Fund, LTD (the “Holder”) on April 16, 2012; and

WHEREAS, the Company and the Holder desire to enter into this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the Company and the Holder agree as follows:

1.  The Maturity Date (as defined in the Gemini Note) is hereby extended to October 16, 2012.  By its execution of this Amendment, the Holder does not indicate any willingness to consent to any further extensions, and expects the indebtedness evidenced thereby to be paid in full on or before said date.

2. Except to the extent amended hereby, the Gemini Note shall remain in full force and effect.

3. All capitalized terms used herein, and not otherwise defined herein, have the respective meanings given to such terms in the Gemini Note.

4. This Amendment may be executed in any number of counterparts, each of which shall constitute an original document.  Electronic signatures, whether by fax, e-mail, or other electronic means, shall be treated as original signatures.

[Signature page to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed the day and year first set forth above.

COMPANY:

GREEN BALLAST, INC.

By:	/s/ Kevin Adams
Name:	Kevin Adams
Title:	Chief Executive Officer

HOLDER:

GEMINI MASTER FUND, LTD. By: GEMINI STRATEGIES, LLC, as investment manager

By:	/s/ Steven Winters
Name:	Steven Winters
Title:	Managing Member